SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN A PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant

Check appropriate box:

[X] Preliminary proxy statement
[ ] Definitive proxy statement
[ ] Definitive additional materials
[ ] Solicitation material

                     Standish, Ayer & Wood Investment Trust
                (Name of Registrant as Specified in Its Charter)

           Board of Trustees of Standish, Ayer & Wood Investment Trust
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

Not Applicable

                     STANDISH SHORT-TERM ASSET RESERVE FUND
                                   a series of
                     STANDISH, AYER & WOOD INVESTMENT TRUST

                    Notice of Special Meeting of Shareholders
                         To Be Held on December 17, 1997


To Our Shareholders:

         A Special Meeting (the "Meeting") of Shareholders of Standish Short-Term Asset Reserve Fund (the "Fund"), a series of Standish, Ayer & Wood Investment Trust (the "Trust"), will be held on Wednesday, December 17, 1997, at 10:00 a.m. (Eastern time) at the offices of the Trust located at One Financial Center, 26th Floor, Boston, MA 02111 for the following purposes:

         (1) To consider and act upon a proposal to adopt and to implement a new investment policy to authorize the Fund to invest all of its investable assets in a specific corresponding open-end management investment company (the "Portfolio") having substantially the same investment objective, policies and restrictions as the Fund, and to amend certain investment restrictions to permit such investment;

         (2) To consider and act upon proposals to authorize the Trust to vote as a holder of an interest in the Portfolio (A) to elect Trustees of Standish, Ayer & Wood Master Portfolio; (B) to ratify the selection of Coopers & Lybrand, L.L.P. as the independent accountants of the Portfolio; and (C) to approve the Investment Advisory Agreement between the Portfolio and its investment adviser, Standish, Ayer & Wood, Inc.;

         (3) To consider and act upon proposals to amend and to restate the Fund's investment restrictions; and

         (4) To consider and act upon any matters incidental to the foregoing purposes or any of them, and any other matters which may properly come before the Meeting or any adjourned session thereof.

         The proposals referred to above are discussed in the accompanying Proxy Statement. Each shareholder is invited to attend the Meeting in person. Shareholders of record at the close of business on November 7, 1997 have the right to receive notice of and to vote at the Meeting. We urge you to complete, date, sign and promptly return the enclosed proxy card in order that the Meeting may be held and the Fund may avoid the additional expense of further solicitation.

Anne P. Herrmann
Secretary
November 14, 1997

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                     STANDISH SHORT-TERM ASSET RESERVE FUND
                                   a series of
                     STANDISH, AYER & WOOD INVESTMENT TRUST
                              One Financial Center
                           Boston, Massachusetts 02111

                                 PROXY STATEMENT

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Trustees") of Standish, Ayer & Wood Investment Trust (the "Trust"). The proxies will be voted at the Special Meeting of Shareholders of Standish Short-Term Asset Reserve Fund (the "Fund"), a series of the Trust, to be held on Wednesday, December 17, 1997, at 10:00 a.m. (Boston time) at the offices of the Trust located at One Financial Center, 26th Floor, Boston, MA 02111 (such meeting and any adjournment or postponement thereof are referred to as the "Meeting").

         The purposes of the Meeting are set forth in the accompanying Notice of Special Meeting of Shareholders. The Trustees know of no business other than that mentioned in the Notice that will be presented for consideration at the Meeting. Should other business properly be brought before the Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies. This Proxy Statement and the enclosed proxy card are expected to be mailed on or about November 14, 1997 to shareholders of record at the close of business on November 7, 1997 (the "Record Date").

         Only shareholders of record on the Record Date will be entitled to vote at the Meeting. On the Record Date, there were ______________ shares of beneficial interest of the Fund outstanding and entitled to vote at the Meeting. (The shares are referred to individually as a "Share" and collectively as the "Shares".) Each Share is entitled to one vote, and a fractional Share is entitled to a proportionate share of one vote.

         The executive offices of the Trust are located at One Financial Center, Boston, Massachusetts 02111. The Fund's Annual Report to Shareholders for its fiscal year ended December 31, 1996 may be obtained free of charge by writing to the Trust at the address set forth above or by calling 1-800-221-4685 (toll free).

         It is essential that shareholders complete, date and sign the enclosed proxy card.

         In order that your Shares may be represented at the Meeting, you are requested to:

                [bullet] indicate your instructions on the enclosed proxy card;

                [bullet] date and sign the proxy card;

                [bullet] mail the proxy card promptly in the enclosed envelope, which requires no postage if mailed in the United States; and

                [bullet] allow sufficient time for the proxy card to be received by 10:00 a.m. on December 17, 1997.

--------------------------------------------------------------------------------
 PROPOSAL 1: TO APPROVE AND TO IMPLEMENT A NEW INVESTMENT POLICY
             AND TO AMEND CERTAIN INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

Summary

         The Trustees of the Trust have approved, and are submitting to the shareholders of the Fund for approval, the adoption and implementation of a new investment policy for the Fund and the amendment of certain of the Fund's fundamental investment restrictions to permit the Fund to invest all of its investable assets ("Investable Assets") in the Standish Short-Term Asset Reserve Portfolio (the "Portfolio"). The Portfolio, a series of Standish, Ayer & Wood Master Portfolio (the "Portfolio Trust"), has substantially the same investment objective, policies and restrictions as the Fund. If this Proposal is approved by the Fund's shareholders, the Trustees intend to invest all the Fund's Investable Assets in the Portfolio, thereby converting the Fund to the master-feeder fund structure.

         The Trustees of the Trust recommend that shareholders of the Fund vote to approve this Proposal 1. The Trustees believe that the Fund's conversion to the master-feeder fund structure will be advantageous to the shareholders of the Fund in several respects. Please see "Recommendation of the Board of Trustees" on page __ of this Proxy Statement for a discussion of the Trustees' recommendation.

New Investment Policy

         The Trustees recommend that the shareholders of the Fund approve the adoption and implementation of a new investment policy for the Fund, i.e., to invest all of the Fund's Investable Assets in the Portfolio. The Portfolio is a series of the Portfolio Trust, a New York trust registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Portfolio has substantially the same investment objective, policies and restrictions as the Fund. Standish, Ayer & Wood, Inc. ("Standish" or the "Adviser") serves as the Fund's investment adviser and, subject to shareholder approval, will serve as the Portfolio's investment adviser. In the master-feeder fund structure, the Fund would seek to achieve its investment objective by investing in the Portfolio, rather than through investing directly in securities. The Portfolio in turn would invest in securities in accordance with its investment objective, policies and restrictions. Interests in the Portfolio are not available for purchase directly by members of the general public.

         To the extent required by applicable law or the Trust's Declaration of Trust, the approval by Fund shareholders of this Proposal will authorize the Trustees of the Trust to implement the Fund's conversion to the master-feeder fund structure. If this Proposal is approved by the shareholders of the Fund, the Trustees intend to convert the Fund to the master-feeder fund structure on or about the close of business on January 1, 1998 or such later date as the Trustees may approve.

         The Trustees expect to implement the Fund's conversion to the master-feeder fund structure by causing the Fund to exchange all of its Investable Assets (securities and cash) as well as certain other assets (including receivables for securities sold and interest on securities) for an interest in the Portfolio. The value of a shareholder's investment in the Fund will be the same immediately after the Fund's investment in the Portfolio as immediately before that investment. Of course, the value of a shareholder's investment in the Fund may fluctuate thereafter.

The Investment Adviser and Administrator

         To the extent that the Fund invests all of its Investable Assets in the Portfolio, the Fund would no longer directly require investment advisory services. For this reason, if shareholders of the Fund approve the changes in investment restrictions and adopt and authorize the implementation of the new investment policy described in this Proposal, and the Fund invests all of its Investable Assets in the Portfolio, the Fund will terminate its investment advisory agreement with the Adviser. The investment advisory function will then be performed by the Adviser under an investment advisory contract with the Portfolio Trust. The Fund will, therefore, indirectly bear its proportionate share of the advisory fees paid by the Portfolio pursuant to its investment advisory agreement with the Adviser rather than pay the Adviser directly for advisory services.

         Pursuant to the Portfolio's investment advisory agreement, the Adviser will be paid a fee at the same rate and calculated in the same manner as the fee currently being paid by the Fund. For information about the Adviser, the identity of its directors and its other contractual arrangements with the Trust, see pages_____ of this Proxy Statement.

         Upon exchange of its Investable Assets for an interest in the Portfolio, the Fund will retain the services of Standish under an administration agreement. Under the administration agreement, Standish would provide the Fund with general office facilities, supervise the overall administration of the Fund and allow the Fund to use the name "Standish." For these services, Standish currently will not receive any additional compensation. The Trustees may, however, determine in the future to compensate Standish for its services under the administration agreement.

Comparative Expenses

         The following table shows the actual expenses of the Fund for the fiscal year ended December 31, 1996 and a pro forma adjustment thereof assuming that the Fund had invested all of its Investable Assets in the Portfolio for the entire year then ended. The pro forma adjustment includes the estimated costs of operating the Fund in the master-feeder fund structure. The pro forma adjustment assumes that: (i) there were no holders of interests in the Portfolio other than the Fund; (ii) the average daily net assets of the Fund and the Portfolio were equal to the actual average daily net assets of the Fund during the period and
(iii) that the average daily net assets invested by the Fund in the Portfolio were $256,073,048.

                                     Actual Annual Fund          Aggregate Pro
                                     Operating Expenses         Forma Expenses
                                     ------------------         --------------

Management Fees                             0.25%                    0.25%*
12b-1 Distribution Expenses                 none                     none
Other Expenses                              0.10%                    0.10%
                                            ----                     ----
Total Operating Expenses                    0.35%                    0.35%*
                                            ====                     ====

----------------
         *After expense limitation.  See "Expense Limitation" below.

         Expense Limitation. Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the master-feeder fund structure, which may be higher or lower than the December 31, 1996 ratio set forth above. The expense ratio considered to be in effect immediately prior to the conversion for this purpose will be calculated using the actual expenses incurred by the Fund during the three months immediately prior to conversion and annualizing this amount. In the absence of this agreement, Management Fees and Total Operating Expenses are estimated to be on a pro forma combined basis approximately 0.25% and ____% respectively. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so.

Example:

         Hypothetically assume that the Fund's annual return is 5% and that its total operating expenses are exactly as described in the column captioned "Aggregate Pro

Forma Expenses." For every $1,000 invested, an investor would have paid the following expenses if an account were closed after the number of years indicated:

                 1 yr.     3 yrs.     5 yrs.     10 yrs.
                  ----      ------     ------     -------
                   $4        $11        $20         $44

         The purpose of the table is to assist shareholders in understanding the various costs and expenses that a shareholder in the Fund will bear directly and indirectly. The example is included solely for illustrative purposes and should not be considered a representation of future performance or expenses. Actual expenses may be more or less than those shown.

         If the Fund is converted to the master-feeder fund structure, actual Total Operating Expenses to be incurred may vary from the pro forma Total Operating Expenses indicated above due to changes in the Fund's expenses and net asset value between December 31, 1996 and the conversion date. Assuming that the Fund was the only holder of an interest in the Portfolio and that the Fund was fully invested therein, the net asset value per share, distributions per share and net investment income per share of the Fund would have been approximately the same on a pro forma basis as the actual net asset value, distributions and net investment income per share of the Fund during the period indicated.

Tax Considerations

         The Trust anticipates that its contribution of the Fund's Investable Assets to the Portfolio in exchange for an interest in the Portfolio in the manner contemplated will not result in the recognition of gain or loss to the Fund for federal income tax purposes.

         As a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund does not pay federal income or excise taxes to the extent that it distributes to shareholders its net investment income and net realized capital gains in accordance with the timing requirements imposed by the Code. Under current law, so long as the Fund qualifies as a regulated investment company for federal income tax purposes, the Fund itself is not liable for any income, corporate excise or franchise taxes in the Commonwealth of Massachusetts. The Portfolio is organized and intends to conduct its operations in a manner such that (i) it also will not be required to pay any federal or Massachusetts income or excise taxes and (ii) the Fund, by investing all of its Investable Assets in the Portfolio, will be able to continue to qualify as a regulated investment company under the Code.

Description of the Portfolio

         The Portfolio Trust was organized as a master trust fund under New York law on January 18, 1996. The investment objective of the Portfolio is the same as the investment objective of the Fund. The Portfolio seeks to achieve its investment objective through investments limited to the types of securities in which the Fund is authorized to invest. The investment restrictions and policies of the Portfolio are such that the Portfolio may not invest in any security or engage in any transaction which would not be permitted by the investment restrictions and policies of the Fund if the Fund were to invest directly in such a security or engage directly in such a transaction.

         The investment objective of the Portfolio is not a fundamental policy. The approval of the Portfolio's investors (i.e., the Fund and other holders of interests in the Portfolio) would be required to change any of its fundamental investment policies or restrictions; however, any change in non-fundamental investment policies or restrictions would not require such approval. The Fund would be able to withdraw its investment in the Portfolio at any time if the Trustees determine, without shareholder approval, that it is in the best interests of the Fund to do so (including if the Fund's and the Portfolio's investment objectives, policies and restrictions were not substantially the same). Upon any such withdrawal, the Trustees would consider what action might be taken, including investing all the Investable Assets of the Fund in another pooled investment entity having substantially the same investment objective as the Fund or the retention of an investment adviser to manage directly the Fund's assets in accordance with its investment objective (as is presently the case).

         Like the Fund, the Portfolio determines its net asset value on each day on which the New York Stock Exchange is open. The net asset value is determined as of the close of regular trading on the New York Stock Exchange (normally 4:00 p.m., New York City time). The Portfolio's net asset value is computed by determining the value of the Portfolio's total assets (the securities it holds plus any cash or other assets, including interest accrued but not yet received), and subtracting all of the Portfolio's liabilities (including accrued expenses).

         The Fund's net asset value is determined at the same time and on the same days that the net asset value of the Portfolio is calculated. The Fund's net asset value per share is calculated by determining the value of the Fund's assets (e.g., its investment in the Portfolio and other assets), subtracting all of the Fund's liabilities (including accrued expenses), and dividing the result by the total number of shares outstanding at such time.

         Interests in the Portfolio Trust have no preemptive or conversion rights, and are fully paid and non-assessable. The Portfolio Trust normally will not hold meetings of holders of such interests except as required under the 1940 Act. The

Portfolio Trust would be required to hold a meeting of holders in the event that at any time less than a majority of its Trustees holding office have been elected by holders. The Trustees of the Portfolio Trust continue to hold office until their successors are elected and have qualified. Holders holding a specified percentage of interests in the Portfolio Trust may call a meeting of holders in the Portfolio Trust for the purpose of removing any Trustee. A Trustee of the Portfolio Trust may be removed upon a majority vote of the interests held by holders in the Portfolio Trust qualified to vote in the election. The 1940 Act requires the Portfolio Trust to assist its holders in calling such a meeting. Upon liquidation of the Portfolio, holders in the Portfolio would be entitled to share pro rata in the net assets of the Portfolio available for distribution to holders.

         Each holder in the Portfolio is entitled to a vote in proportion to its percentage interest in the Portfolio. Except as described below, whenever the Fund is requested to vote on matters pertaining to the Portfolio, the Fund will hold a meeting of its shareholders and will cast its votes proportionately as instructed by Fund shareholders that voted at the Fund meeting. Fund shareholders who do not vote at the Fund meeting will not affect the Fund's votes at the Portfolio meeting. The percentage of the Fund's votes representing Fund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as the Fund shareholders who do, in fact, vote.

         Subject to applicable statutory and regulatory requirements, the Fund would not be required to request a vote of its shareholders with respect to (a) any proposal relating to the Portfolio, which proposal, if made with respect to the Fund, would not require the vote of the shareholders of the Fund, or (b) any proposal with respect to the Portfolio that is identical in all material respects to a proposal that has previously been approved by shareholders of the Fund. Any proposal submitted to holders in the Portfolio that is not required to be voted on by shareholders of the Fund would nonetheless be voted on by the Trustees of the Trust.

         Investments in the Portfolio may not be transferred, but a holder may withdraw all or any portion of its investment at any time at net asset value. Each holder in the Portfolio, including the Fund, will be liable under the Portfolio Trust's declaration of trust for the obligations of the Portfolio only up to the amount of its interest in the Portfolio. In addition, holders in the Portfolio may be held personally liable as partners for the Portfolio's obligations. However, because the Portfolio Trust's declaration of trust disclaims holder liability and provides for indemnification against such liability, the risk of a holder in the Portfolio incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and the Portfolio itself was unable to meet its obligations. As such, it is unlikely that the Fund would experience liability from the new investment structure itself. In any event, shareholders of the Fund will continue to remain shareholders of a Massachusetts business trust, and the risk of such a person incurring liability by reason of being a shareholder of the Fund is remote.

         The Portfolio has its own Board of Trustees, including a majority of Trustees who are not "interested persons" (as defined in the 1940 Act) of the Portfolio (the "Independent Trustees"). The Trustees of the Portfolio Trust are identical to the present Trustees of the Trust and are listed on page __ of this Proxy Statement.

Proposed Amendment of Certain Investment Restrictions

         The Trustees have approved, subject to a shareholder vote, the amendment of the investment restrictions of the Fund to permit the Fund to invest all of its Investable Assets in the Portfolio. The proposed amendments to the Fund's fundamental investment restrictions are subject to approval by the Fund's shareholders. Certain of the Fund's investment restrictions may be deemed to prohibit the Fund from seeking its investment objective by investing all of its Assets in the Portfolio. (See current investment restrictions 2, 6, 7 and 9 in Exhibit A.)

         The investment restrictions for the Fund would be amended to provide that "Notwithstanding the current investment restrictions, the Fund may invest substantially all of its assets (other than assets which are not "investment securities," as defined in the 1940 Act, or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Fund".

         Additional changes are necessary to certain non-fundamental investment restrictions of the Fund in order to make the Fund's current restrictions consistent with the foregoing exception. The complete list of the Fund's current and proposed investment restrictions, revised as described in Proposal 3, is attached as Exhibit A.

Recommendation of the Board of Trustees

         The Trustees of the Trust recommend that shareholders of the Fund vote to approve this Proposal 1. The Trustees believe, based primarily on their discussions with the Adviser, that the master-feeder fund structure will permit other collective investment vehicles having different distribution arrangements to invest in the Portfolio. Since certain of these other vehicles would not otherwise invest in the Fund due to tax and other reasons, additional assets should be attracted to the Portfolio, thus increasing the Portfolio's asset base. This anticipated larger asset base will be advantageous to the shareholders of the Fund in several respects. The following and other factors were considered by the Board in approving the Fund's conversion to the master-feeder fund structure.

         First, because certain expenses of operating an investment portfolio are relatively fixed, those expenses should decline as a percentage of net asset value as a result of an increased asset base following the conversion to the master-feeder fund structure. Currently, the Fund bears these expenses alone. After the conversion, these expenses would be borne in whole or in part by the Portfolio and shared pro rata by the Fund and other investors in the Portfolio.

         Second, to the extent that the Portfolio will have a larger asset base than that of the Fund, greater diversification of its investment portfolio can be achieved than is currently possible for the Fund. Greater diversification is expected to be beneficial to shareholders of the Fund and other investors in the Portfolio because it may reduce the negative effect which the adverse performance of any one portfolio security may have on the performance of the entire investment portfolio.

         Third, the larger anticipated size of the Portfolio would permit the purchase of investments in larger denominations than the Fund currently is able to purchase.

         Although these benefits could be realized by the direct growth of the Fund's assets, the Trustees believe that growth is more likely to be achieved through investments in the Portfolio by entities in addition to the Fund. In considering the prospects for asset growth resulting from the structure, the Trustees reviewed the Adviser's marketing plans for the Fund and the Portfolio, including the Adviser's discussions with an institution considering the possibility of sponsoring a new feeder fund which would invest in the Portfolio. There can, however, be no assurance that either an increase in assets of the Portfolio or the benefits or the possibility of a third party feeder fund arrangement described above will be realized and, in any event, no such benefits are anticipated until other investors invest their assets in the Portfolio.

         The Trustees also recognized that the Adviser could benefit from the proposed master-feeder fund structure because such structure could enable the Adviser to increase its assets under management through the development of new vehicles to attract investor assets to the Adviser. These additional investors may include other investment companies or advisory accounts advised by the Adviser. In addition, this structure could attract corollary advisory and related fees to the Adviser with less economic risk of limited success in early years.

         The Trustees believe that over time the aggregate per share expenses of the Fund and the Portfolio should not be more than the expenses that would be incurred by the Fund if it continued to retain the services of an investment adviser and invested directly in securities, although there can be no assurance that any expense savings will be realized. The Trustees also considered risks associated with an investment in the Portfolio. The Trustees believe that the Portfolio's investment policies and restrictions involve substantially the same risks as are associated with the Fund's direct investment in securities.

         In recommending that the shareholders authorize the conversion of the Fund to the master-feeder fund structure, the Trustees have taken into account and evaluated the possible effects that increased assets in the Portfolio may have on the expense ratio of the Fund and have considered the expense limitation voluntarily agreed to by Standish. After weighing the costs involved against the anticipated benefits of converting the Fund to the master-feeder fund structure, the Trustees recommend that the shareholders of the Fund vote to approve Proposal 1.

         Based on their consideration, analysis and evaluation of the above factors and other information deemed by them to be relevant to this Proposal, the Trustees (including the Independent Trustees) have concluded that it would be in the best interests of the Fund and its shareholders to approve the adoption and implementation of a new investment policy and the amendment of certain investment restrictions to enable the Fund to invest all of its Investable Assets in the Portfolio.

Required Vote

         Approval by the shareholders of the Fund of this Proposal requires the affirmative "vote of a majority of the outstanding voting securities" of the Fund. Under the 1940 Act, this means that to be approved, the Proposal must receive the affirmative vote of the lesser of (a) 67% of the shares of the Fund present at the Meeting if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the Meeting or (b) more than 50% of the outstanding shares of the Fund.

The Trustees of the Trust unanimously recommend that the shareholders of the Fund vote to approve Proposal 1.

         In the event the shareholders of the Fund fail to approve this Proposal, the Trustees would continue to retain Standish as the investment adviser for the Fund to manage the Fund's assets through directly investing in securities, and the advisory agreement with Standish would continue in effect in its current form.

--------------------------------------------------------------------------------
 PROPOSAL 2: AUTHORIZATION TO VOTE AS A PORTFOLIO INVESTOR
--------------------------------------------------------------------------------

         Shareholders of the Fund are being asked to vote on certain matters with respect to the Portfolio because the Portfolio Trust is expected to ask the Fund, as an initial holder in the Portfolio, to vote on such matters. Any vote is expected to take place just after the Fund's investment in the Portfolio. Specifically, it is expected that the Portfolio will ask its holders to vote to:

         (A) Elect a Board of Trustees of the Portfolio Trust;

         (B) Ratify the selection of Coopers & Lybrand, L.L.P. as the independent accountants of the Portfolio; and

         (C) Approve the Investment Advisory Agreement between the Portfolio Trust, on behalf of the Portfolio, and its investment adviser, Standish, Ayer & Wood, Inc.

         The Trust on behalf of the Fund will cast its votes on each matter in the same proportions as the votes cast by the Fund's shareholders. At the present time it is anticipated that there will be at least two holders of interests with respect to the Portfolio. However, the Fund is expected initially to own substantially all of the interests in the Portfolio.

--------------------------------------------------------------------------------
 PROPOSAL 2(A): AUTHORIZATION TO ELECT TRUSTEES OF THE PORTFOLIO TRUST
--------------------------------------------------------------------------------

         It is the present intention that the enclosed proxy will, unless marked to the contrary, be used for the purpose of authorizing the Trust to vote FOR the election of the seven nominees indicated below as Trustees of the Portfolio Trust. Each Trustee so elected will hold office for a term of unlimited duration until his successor is elected and qualified, as provided in the Portfolio Trust's Declaration of Trust. Please note that each of the nominees currently serves as a Trustee of both the Trust and the Portfolio Trust. Pursuant to the Declaration of Trust of the Portfolio Trust, the Trustees have the power to establish and alter the number and the terms of office of the Trustees (subject to certain removal procedures, including a vote by holders of interests), to appoint successor Trustees and to fill vacancies, including vacancies existing by reason of an increase in the number of Trustees, provided that always at least a requisite majority of the Trustees has been elected by the holders of interests. Generally, there will not be meetings of holders of interests for the purpose of electing Trustees.

         Should any Trustee of the Portfolio Trust resign or otherwise be unable to serve (an event not now anticipated), the Trust will vote FOR the election of such substitute nominee as the Board of Trustees of the Portfolio Trust may recommend (unless authority to vote for election of one or more nominees is specifically withheld by executing the proxy in the manner stated thereon or a decision is made to reduce the number of Trustees serving on the Board). The following table sets forth certain information about the Trustees:

                                   Business Experience
Name                      Age      During Past Five Years
--------------------------------------------------------------------------------

D. Barr Clayson*          62        Vice President and Managing Director,
                                    Standish, Ayer & Wood, Inc.;
                                    Chairman of the Board and Vice President,
                                    Standish International Management
                                    Company, L.P.

Samuel C. Fleming         57        Chairman of the Board and Chief Executive
                                    Officer, Decision Resources, Inc.; through
                                    1989, Senior V.P. Arthur D. Little

Benjamin M. Friedman      53        William Joseph Maier Professor of Political
                                    Economy, Harvard University

John H. Hewitt            62        Trustee, The Peabody Foundation; Trustee,
                                    Visiting Nurse Alliance of Vermont and
                                    New Hampshire

Edward H. Ladd*           59        Chairman of the Board and Managing Director,
                                    Standish, Ayer & Wood, Inc.; formerly,
                                    President of Standish, Ayer & Wood, Inc.

Caleb Loring III          53        Trustee, Essex Street Associates (family
                                    investment trust office); Director, Holyoke
                                    Mutual Insurance Company

Richard S. Wood*          43        Vice President and Managing Director
                                    (since 1995), Standish, Ayer & Wood, Inc.;
                                    Executive Vice President, Standish
                                    International Management Company, L.P.

-----------------------
         *Interested person" (as defined in the 1940 Act) of the Portfolio Trust by reason of his affiliation with the Adviser and the Trust's principal underwriter.

         Three meetings of the Trustees of the Portfolio Trust and the Committee of Independent Trustees of the Portfolio Trust were held during the year ended December 31, 1996. No Trustee attended fewer than seventy-five percent of all meetings of the Board of Trustees and of any committee of which he was a member.

Messrs. Fleming, Friedman, Hewitt and Loring, each of whom is an Independent Trustee, are members of the Committee of the Independent Trustees of the Portfolio Trust which is chaired by Mr. Hewitt. The Committee of the Independent Trustees, among other things, (1) serves as the liaison between the independent auditors and the Portfolio Trust's management as their duties relate to assuring the integrity of the Portfolio's financial reporting and the safeguarding of each Portfolio's assets; (2) assures the independence of the auditors, the integrity of management and the adequacy of disclosures to holders of interests;
(3) reviews the scope of the audit, the financial results of each series of the Portfolio Trust for the year and the auditors' evaluation of the overall adequacy of internal controls and thereby assists the Board of Trustees in fulfilling its fiduciary responsibilities as to accounting policies and reporting practices and (4) selects and elects for appointment and election candidates to serve as Independent Trustees. The Committee may, but need not, consider recommendations for Trustees from interest-holders.

         As of September 30, 1997, no officer or Trustee of either the Trust or the Portfolio Trust, individually or as a group, directly or indirectly owned beneficially more than 1% of the outstanding shares of the Fund or the Portfolio.

         No fees have been paid by the Portfolio to date to the nominees for election as Trustees of the Portfolio Trust. The following table estimates the amount of compensation to be paid to the Portfolio Trust's Trustees by the Portfolio for the fiscal year ending December 31, 1997. In addition, each Trustee will be reimbursed for out-of-pocket expenses associated with attending Trustee meetings.

                                           Pension or
                                           Retirement            Total
                          Aggregate        Benefits Accrued      Compensation
                          Compensation     as Part of            from Portfolio
                          from the         Portfolio's           and Other Funds
Name of Trustee           Portfolio*       Expenses              in Complex**
--------------------------------------------------------------------------------
D. Barr Clayson           $0               $0                    $0
Samuel C. Fleming          2,631            0                     52,625
Benjamin M. Friedman       2,631            0                     52,625
John H. Hewitt             2,694                                  53,875
Edward H. Ladd             0                0                     0
Caleb Loring, III          2,631            0                     52,625
Richard S. Wood            0                0                     0

------------

* Estimated. The Portfolio is newly organized and has not paid any Trustee's fees.
** As of the date of this Proxy Statement, there were 26 mutual funds in the fund complex.

Required Vote

         Approval of the election of the Trustees of the Portfolio Trust requires the affirmative vote of a majority of the outstanding interests in the Portfolio Trust.

         The Trustees of the Trust recommend that the shareholders of the Fund vote to approve Proposal 2(A).

--------------------------------------------------------------------------------
 PROPOSAL 2(B): RATIFICATION OF SELECTION OF ACCOUNTANTS
--------------------------------------------------------------------------------

         It is expected that the Trustees of the Portfolio Trust, including a majority of the Independent Trustees, will select Coopers & Lybrand, L.L.P., One Post Office Square, Boston, Massachusetts 02109, as independent accountants for the fiscal year ending December 31, 1998. The employment of such auditors will be expressly conditioned upon the right of the Portfolio by the "vote of a majority of the outstanding voting securities" (as defined above in Proposal 1) of the Portfolio at any meeting called for the purpose to terminate such employment forthwith without any penalty. Such selection will be made pursuant to provisions of Section 32(a) of the 1940 Act, and is subject to ratification or rejection by the holders of interests in the Portfolio at the meeting of such holders. Coopers & Lybrand, L.L.P. currently serves as the independent accountants of the Fund. The Fund will be informed that no member of Coopers & Lybrand, L.L.P. has any direct or material indirect interest in the Fund or the Portfolio.

         The Portfolio Trust's independent accountants provide customary professional services in connection with the audit function for a management investment company such as the Portfolio Trust, and their fees for such services include fees for work leading to the expression of opinions on the financial statements included in annual reports to the holders of interests in the Portfolio Trust, opinions on the financial statements and other data included in the Portfolio's annual report to the Securities and Exchange Commission, opinions on financial statements included in amendments to the Portfolio Trust's registration statement, and preparation of the Portfolio's federal and state income tax returns.

         Representatives of Coopers & Lybrand, L.L.P. are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. If the Trust receives a written request from any shareholder at least five days prior to the Meeting stating that the shareholder will be present in person at the Meeting and desires to ask questions of the accountants, the Trust will arrange to have a representative of Coopers & Lybrand, L.L.P. present at the Meeting who will respond to appropriate questions and have an opportunity to make a statement.

         It is intended that proxies, unless marked to the contrary, will be voted in favor of authorizing the Trust to ratify the selection of Coopers & Lybrand, L.L.P. as the independent accountants employed by the Portfolio Trust to sign or to certify financial statements required to be signed or to be certified by independent accountants and filed with the Securities and Exchange Commission in respect of all or part of the fiscal year ending December 31, 1998.

Required Vote

         Approval of the selection of Coopers & Lybrand, L.L.P. as independent accountants of the Portfolio Trust requires the affirmative vote of a majority of the outstanding interests in the Portfolio Trust.

         The Trustees of the Trust recommend that the shareholders of the Fund vote to approve Proposal 2(B).

--------------------------------------------------------------------------------
 PROPOSAL 2(C): AUTHORIZE THE TRUST TO APPROVE AN INVESTMENT ADVISORY AGREEMENT
                BETWEEN THE PORTFOLIO TRUST AND STANDISH, AYER & WOOD, INC.
--------------------------------------------------------------------------------

         Standish, Ayer & Wood, Inc. (the "Adviser" or "Standish"), One Financial Center, Boston, Massachusetts 02111, is expected to serve as investment adviser to the Portfolio pursuant to an investment advisory agreement (the "Proposed Advisory Agreement") between the Adviser and the Portfolio Trust and to manage the Portfolio's investments and affairs subject to the supervision of the Trustees of the Portfolio Trust. The Adviser is a Massachusetts corporation incorporated in 1933 and is a registered investment adviser under the Investment Advisers Act of 1940.

         Edward H. Ladd is the Chairman of the Board of Directors and Managing Director of Standish. The following, constituting all of the Directors and all of the shareholders of the Adviser, are the Adviser's controlling persons: Caleb
F. Aldrich, Nicholas S. Battelle, Walter M. Cabot, Sr., David H. Cameron, Karen
K. Chandor, D. Barr Clayson, Richard C. Doll, Dolores S. Driscoll, Mark A. Flaherty, Maria D. Furman, James E. Hollis III, Raymond J. Kubiak, Edward H. Ladd, Laurence A. Manchester, George W. Noyes, Arthur H. Parker, Howard B. Rubin, Austin C. Smith, David C. Stuehr, Ralph S. Tate and Richard S. Wood. Please see Exhibit B to this Proxy Statement for a list of each officer and Trustee of the Portfolio Trust who is an officer, employee or director of Standish. Standish Fund Distributors, L.P., an affiliate of Standish, serves as the Fund's principal underwriter without compensation.

         The Adviser provides fully discretionary management services and counseling and advisory services to a broad range of clients throughout the United States and abroad. As of September 30, 1997, the Adviser managed approximately $37 billion of assets.

         In recommending that the shareholders of the Fund authorize the Fund to approve the Proposed Advisory Agreement, the Trustees considered and evaluated, among other things, the staff and professional personnel of the Adviser, comparative fees charged to other investment companies by other investment advisers; comparative performance results; and expense ratio data comparing the Fund (as the equivalent of the Portfolio for this purpose) with other investment companies of similar size and with similar investment objectives. The Trustees conducted a review of the various documents, reports and other materials submitted to them by the Adviser, information that they were familiar with as Trustees, and information obtained from independent sources such as Lipper Analytical Services, Inc. The Trustees' review and evaluation of certain of these materials was made with respect to the Fund in September and October 1997.

Terms of the Proposed Advisory Agreement

         The terms of the Proposed Advisory Agreement are substantially the same as the terms of the current investment advisory agreement between the Adviser and the Trust on behalf of the Fund (the "Current Advisory Agreement"), except the date of execution and the initial term. The approval by Fund shareholders of this Proposal will not result in an increase in the rate at which the advisory fee will be indirectly borne by the Fund after the proposed conversion to the master-feeder fund structure.

         The following description of the terms of the Proposed Advisory Agreement is qualified in its entirety by reference to the copy of the Proposed Advisory Agreement attached to this Proxy Statement as Exhibit C.

         Advisory Fees and Expense Limitation. The rate at which the advisory fee is payable by the Portfolio under the Proposed Advisory Agreement is the same as the rate at which the advisory fee is payable by the Fund under the Current Advisory Agreement. The advisory fee under the Current Advisory Agreement is payable by the Fund at a rate equal on an annual basis to 0.25% of the Fund's average daily net assets. The fee is computed daily and paid monthly. For the fiscal year ended December 31, 1996, the advisory fee paid by the Fund amounted to $643,488, which represented 0.25% of the Fund's average daily net assets. No other amounts were paid by the Fund to Standish during the last fiscal year.

         The advisory fee under the Proposed Advisory Agreement will be payable monthly by the Portfolio at a rate equal on an annual basis to 0.25% of the Portfolio's average daily net assets. Upon conversion of the Fund to the master-feeder fund structure, the Current Advisory Agreement with the Fund will be terminated and the advisory function will be performed by the Adviser under the Proposed Advisory Agreement. As such, although the Fund will not directly pay any advisory fees to the Adviser, it will indirectly bear its proportionate share of the advisory fees paid by the Portfolio to the Adviser pursuant to the Proposed Advisory Agreement.

         As discussed in Proposal 1, Standish has voluntarily agreed to limit the master-feeder aggregate annual operating expenses of the Fund and the Portfolio (excluding brokerage commissions, taxes and extraordinary expenses) to the Fund's ratio of expenses to average net assets in effect immediately prior to the Fund's conversion to the master-feeder fund structure. The expense ratio considered to be in effect immediately prior to the conversion for this purpose will be calculated using the actual expenses incurred by the Fund during the three months immediately prior to conversion and annualizing this amount. Standish may discontinue or modify such limitation in the future at its discretion, although it has no current intention to do so.

         Advisory Services. Pursuant to the Proposed Advisory Agreement and subject to the supervision and approval of the Trustees of the Portfolio Trust, Standish is responsible for providing continuously an investment program for the Portfolio, consistent with the Portfolio's investment objective, policies and restrictions. Specifically, Standish will be required to determine what investments shall be purchased, held, sold or exchanged by the Portfolio and what portion, if any, of the Portfolio's assets will be held uninvested and make changes in the Portfolio's investments. Standish will also manage, supervise and conduct the other affairs and business of the Portfolio and matters incidental thereto.

         The Fund's portfolio manager is Jennifer A. Pline, who is primarily responsible for the day-to-day management of the Fund's portfolio and has served as a portfolio manager to the Fund since January 1, 1991. If the Proposed Advisory Agreement is approved, it is intended that Ms. Pline would serve as the Portfolio's portfolio manager. During the past five years, Ms. Pline has served as a Vice President of the Adviser.

         Expenses. Under the Proposed Advisory Agreement, the Portfolio bears the expenses of its operations, including among other things legal and auditing services, taxes and governmental fees, certain insurance premiums, costs of notices and reports to interest-holders, preparation and filing of registration and financial statements, bookkeeping and share pricing expenses, fees and disbursements the Portfolio Trust's custodian, and other like expenses properly payable by the Portfolio Trust.

         Approval and Termination Provisions. If approved by the affirmative vote of a "majority of the outstanding voting securities" (as defined in Proposal 1) of the Portfolio ("Majority Investor Vote"), the Proposed Advisory Agreement will remain in full force and effect for two years from the date of such Proposed Advisory Agreement and will continue in full force and effect indefinitely thereafter, but only as long as such continuance is specifically approved at least annually (i) by a vote of a majority of the Trustees of the Portfolio Trust cast in person at a meeting called for the purpose of voting on such approval or (ii) by a Majority Investor Vote. The Proposed Advisory Agreement may be terminated at any time without penalty by a vote of a majority of the Independent Trustees of the Portfolio Trust or by a Majority Investor Vote or by the Adviser on 60 days' written notice to the other party. In addition, the Proposed Advisory Agreement will terminate immediately and automatically if assigned.

         Standard of Care. The Proposed Advisory Agreement provides that the Adviser shall not be liable for any loss incurred in connection with the performance of its duties, or action taken or omitted under the Proposed Advisory Agreement in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties thereunder, or for any losses which may be sustained in the acquisition, holding or disposition of any security or other investment.

Expenses

         The Portfolio and the Fund, as the case may be, will each be responsible for all of its respective costs and expenses not expressly stated to be payable by Standish under the Proposed Advisory Agreement with the Portfolio or the administration agreement with the Fund. Among other expenses, the Portfolio will pay investment advisory fees; bookkeeping, share pricing and custodian fees and expenses; and expenses of notices and reports to interest-holders. The Fund will pay fees and disbursements of the Fund's transfer agent and dividend disbursing agent or registrar, shareholder servicing fees and expenses; expenses of prospectuses, statements of additional information and shareholder reports which are furnished to shareholders. Each of the Fund and Portfolio will pay legal and auditing fees; registration and reporting fees and expenses; and Trustees' fees and expenses. Expenses of the Trust or the Portfolio Trust which relate to more than one of their respective series are allocated among such series by the Adviser in an equitable manner, primarily on the basis of relative net asset values. For the fiscal year ended December 31, 1996, expenses borne by the Fund amounted to $884,920, which represented 0.35% of the Fund's average daily net assets.

Required Vote

         Approval of the Portfolio Trust's Proposed Advisory Agreement with the Adviser requires a Majority Investor Vote as defined above.

         The Trustees of the Trust, including a majority of the Independent Trustees, recommend that the shareholders of the Fund vote to approve Proposal 3(C).

         In the event that the shareholders of the Fund fail to approve this Proposal, the Trustees of the Trust will consider what further action should be taken.

--------------------------------------------------------------------------------
 PROPOSALS 3(A)-(I): TO AMEND AND RESTATE THE FUND'S INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

General

         The Trustees recommend to shareholders of the Fund that they approve proposals to amend and restate the Fund's investment restrictions. These investment restrictions are fundamental policies that may be changed by the Fund only with the affirmative "vote of a majority of the outstanding voting securities" (as defined in Proposal 1) of the Fund. The restated investment restrictions, assuming that each of the proposed amendments is adopted, for the Fund are set forth in Exhibit A to this Proxy Statement. Also set forth in Exhibit A are the Fund's current investment restrictions.

         One reason for these Proposals 3(A)-(I) is to adopt insofar as possible a modern and uniform statement of investment restrictions for the funds in the Standish Group of Funds. As new types of investment instruments and techniques become available to mutual funds and regulatory policies change to address changing markets, older restrictions drafted prior to such changes may unduly impair a fund's investment operations and overly constrain its ability to take advantage of opportunities available to similar funds. In addition, uniformity would facilitate comparison of different funds' investment restrictions as well as administration of the restrictions. Approval of this proposal would also result in a clearer and simpler statement of the Fund's restrictions.

         Another reason for restating the Fund's investment restrictions is to delete the policies adopted in response to state "Blue Sky" laws and regulations restricting certain types of investment company practices and investments. Previously, the Fund was subject to a myriad of individual investment restrictions imposed under the laws and regulations of these various states in which the Fund's shares were sold. In many instances the Fund was required, as a practical matter, to conform its operations to the most restrictive of these states, even though none of the restrictions was required by the 1940 Act or related SEC regulations. The states no longer have the power to impose these restrictions and the Fund need only comply with restrictions imposed by the 1940 Act and SEC regulations. The elimination of the state imposed restrictions will enhance the Fund's investment flexibility and may expand the range of investment opportunities and techniques available in connection with the management of the Fund's portfolio.

         The final reason for restating the Fund's investment restrictions is to recharacterize certain previously adopted fundamental policies as non-fundamental. Certain of the investment restrictions are being liberalized to the extent permitted under the 1940 Act. This recharacterization and liberalization will grant the Trustees of the Trust the ability to change these non-fundamental policies as circumstances change, without seeking approval from shareholders and the Fund incurring the costs incidental thereto.

         The following is a summary of the proposed changes to each of the investment restrictions. The restrictions are summarized individually below and will be voted upon separately. In order to fully achieve the benefits set forth above, the Trustees recommend that shareholders approve each of the Proposals.

--------------------------------------------------------------------------------
 PROPOSAL 3(A): INVESTMENT POLICY ON ISSUER DIVERSIFICATION
--------------------------------------------------------------------------------

         To be diversified under the 1940 Act, the Fund must not, with respect to 75% of its total assets, invest more than 5% of its total assets in the securities of any one issuer or acquire more than 10% of the outstanding voting securities of any one issuer. These restrictions apply only at the time of investment. The Fund may invest up to 25% of its total assets without regard to these restrictions. In addition, these restrictions do not apply to holdings of or investments in cash, cash items, U.S. Government securities or securities of other investment companies. The current investment restriction of the Fund is slightly more restrictive than required by the 1940 Act in that it does not except securities of other investment companies. The Trustees have proposed amending the Fund's investment restriction to be uniform and relative to other funds in the Standish Group of Funds and to require diversification only to the extent that is required under the 1940 Act. Additional diversification requirements are required for the Fund to be treated as a regulated investment company for federal tax purposes. These tax-based requirements are not required to be reflected in the proposed investment restriction and will not be affected by this Proposal. The Trustees propose that the Fund adopt the following investment restriction in lieu of its current fundamental policy:

         The Fund may not with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

--------------------------------------------------------------------------------
 PROPOSAL 3(B): INVESTMENT POLICY ON INDUSTRY CONCENTRATION
--------------------------------------------------------------------------------

         The 1940 Act requires that each investment company adopt a policy, which cannot be changed without shareholder approval, stating whether 25% or more of the investment company's assets can be invested (concentrated) in the securities of issuers in any one industry. The limitation does not apply to investments in U.S. Government securities. The Fund has adopted a policy not to concentrate in the securities of issuers in any one industry. While not representing a change in investment policy, the Trustees have determined that it would be in the best interest of the Fund to conform the wording of its investment policy on industry concentration. As proposed, the Fund's policy would be as follows:

         The Fund may not invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

         If this Proposal is approved by shareholders, the Fund will adopt the following non-fundamental policy (which may be changed in the future by the Trustees of the Trust without shareholder approval):

         For the purposes of this restriction, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries; telephone companies are considered to be a separate industry from water, gas or electric utilities; personal credit finance companies and business credit finance companies are deemed to be separate industries; and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents. This restriction does not apply to investments in municipal securities which have been pre-refunded by the use of obligations of the U.S. Government or any of its agencies or instrumentalities. For purposes of this restriction, the industry classification of an asset-backed security is determined by its underlying assets.

         For example, certificates for automobile receivables and certificates for amortizing revolving debts constitute two different industries.

--------------------------------------------------------------------------------
 PROPOSAL 3(C): INVESTMENT POLICIES ON BORROWING, MARGIN PURCHASES
                AND PLEDGING ASSETS
--------------------------------------------------------------------------------

         The 1940 Act requires that each investment company adopt a policy, which cannot be changed without shareholder approval, on borrowing. The Fund currently has a limitation upon borrowing. The 1940 Act prohibits an open-end investment company from issuing any senior security (including debt), except that an open-end investment company may borrow from banks in an amount not exceeding 33-1/3% of its total assets. (The SEC considers reverse repurchase agreements to be a form of borrowing.) The Trustees have recommended that the Fund adopt a uniform borrowing policy permitting borrowing up to the maximum allowed by the 1940 Act. For purposes of the Fund's policy on borrowing, the Fund does not consider certain investments and practices to be borrowings, including short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitment transactions.

         The Fund also has a fundamental investment policy limiting the purchase of securities on margin. Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with its broker as collateral for this loan. The Fund's current fundamental policy prohibits the Fund from purchasing securities on margin, except to obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities. Mutual funds are also permitted to make initial and variation margin payments in connection with the purchase and sale of futures contracts and options on futures contracts. With these exceptions, mutual funds are prohibited from entering into most types of margin purchases.

         The fundamental policies on borrowing and margin purchases, if adopted, would provide as follows:

         The Fund may not borrow money, except (i) in amounts not to exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

         If this Proposal is approved by shareholders, the Fund will adopt the following non-fundamental policy (which may be changed in the future by the Trustees of the Trust without shareholder approval):

         The Fund may invest up to 15% of its net assets in reverse repurchase agreements.

         The Fund's fundamental policy on pledging its assets was a requirement imposed by state securities laws that no longer applies to the Fund. Consequently, it is proposed that such restriction be eliminated.

--------------------------------------------------------------------------------
 PROPOSAL 3(D): INVESTMENT POLICY ON LOANS
--------------------------------------------------------------------------------

         The 1940 Act requires that each investment company adopt a policy, which cannot be changed without shareholder approval, on loans. The Fund's current investment policy is more restrictive than required by the 1940 Act in that, among other things, it does not permit the Fund to lend its portfolio securities. Under the 1940 Act, an investment company may make loans, including of its portfolio securities, in amounts up to 33-1/3% of its total assets. As restated, the Fund's investment restriction would provide as follows:

         The Fund may not make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33-1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and (3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

--------------------------------------------------------------------------------
 PROPOSAL 3(E): INVESTMENT POLICY ON REAL ESTATE
--------------------------------------------------------------------------------

         The 1940 Act requires that each investment company adopt a policy, which cannot be changed without shareholder approval, on acquiring interests in real estate. The proposed policy does not represent a material change in investment policy for the Fund. As restated, the Fund's investment restriction would provide as follows:

         Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein,
         (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

--------------------------------------------------------------------------------
 PROPOSAL 3(F): INVESTMENT POLICY ON COMMODITIES
--------------------------------------------------------------------------------

         The 1940 Act requires that the Fund have a fundamental investment policy regarding investments in commodities. While the Fund does not invest in physical commodities or physical commodity contracts, the Fund may enter into financial futures contracts, options on futures and, in certain limited cases, currency contracts. Any financial futures contract or related option is considered to be a commodity contract. Other types of financial instruments such as forward commitments might also be deemed to be commodity contracts. The amendment, which does not represent a material change in investment policy, is being proposed to enable the Fund to continue to enter into financial futures contracts and related options for hedging and other permissible purposes and to clarify that certain practices permissible for investment companies are not subject to this restriction.

         As amended, the Fund's investment restriction with respect to commodities would be as follows:

         The Fund may not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

--------------------------------------------------------------------------------
 PROPOSAL 3(G): INVESTMENT POLICY ON SENIOR SECURITIES
--------------------------------------------------------------------------------

         The 1940 Act restricts the ability of an open-end investment company to issue "senior securities" as defined in the 1940 Act and requires that an investment company adopt a fundamental policy with respect to the issuance of such securities. The proposed amendment would make the investment restriction on senior securities uniform among the Standish funds and clarify that the Fund is permitted to issue senior securities to the extent permitted by applicable law. As discussed above, under the 1940 Act an open-end fund is not permitted to issue senior securities except for borrowings from banks. In addition to permitting the borrowing contemplated above, the amendment clarifies that the Fund does not consider certain investment practices, such as forward purchases of securities and currencies, options and futures transactions, which may have a leverage effect on the Fund to be senior securities if such practices are conducted in a manner consistent with current law and the interpretive positions of the SEC. As amended, the investment restriction of the Fund would provide as follows:

         The Fund may not issue senior securities. For purposes of this restriction, borrowing money, making loans, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies, are not deemed to be senior securities.

--------------------------------------------------------------------------------
 PROPOSAL 3(H):    INVESTMENT POLICY CONCERNING OTHER INVESTMENT COMPANIES
--------------------------------------------------------------------------------

         The Fund has a fundamental investment policy regarding investments in securities issued by other investment companies. The 1940 Act limits the extent to which investment companies, such as the Fund, may invest in other investment companies. The 1940 Act does not, however, require investment companies to have a policy regarding investments in other investment companies that cannot be changed without shareholder approval. The Fund currently has a fundamental policy regarding investments in other investment companies that is more restrictive than the 1940 Act. For example, the Fund's current policy does not permit the Fund to organize in the master-feeder fund structure as described in Proposal 1. The Fund's current policy also reflects restrictions imposed by state law that are no longer required. The Trustees recommend that shareholders vote to eliminate the Fund's current fundamental policy. If this proposal is adopted, the Fund would be subject to the following non-fundamental policy, which could be changed without a vote of shareholders. If this Proposal is not adopted but Proposal 1 is adopted, the Fund's current policy would be revised only to the extent described in Proposal 1 to permit the Fund to organize in the master-feeder fund structure.

         The Fund may not purchase the securities of any other investment company except to the extent permitted by the 1940 Act.

Trustees' Recommendation

         The Trustees believe that each proposed amendment to the Fund's investment restrictions will more clearly reflect current regulatory practice, will provide a more complete range of investment opportunities and will clarify and simplify the Fund's restrictions.

         THE TRUSTEES UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS OF THE FUND VOTE "FOR" THE ADOPTION OF EACH OF THE PROPOSED AMENDED INVESTMENT RESTRICTIONS.

                             ADDITIONAL INFORMATION

Beneficial Owners

         At the close of business on September 30, 1997, no person owned, to the knowledge of management, 5% or more of the outstanding shares of the Fund, except for the following shareholders:

                                                           Percentage of
                                                        Shares Beneficially
              Shareholder                         Owned as of September 30, 1997
              -----------                         ------------------------------

The Nature Conservancy Endowment Fund                         14%
The Nature Conservancy
1815 N. Lynn Street
Arlington, VA 22209

The Metropolitan Museum of Art                                10%
1000 Fifth Avenue
New York, NY 10028

University of Rochester                                        9%
Administration Building #263
Rochester, NY 14627

St. Joseph's Healthcare Center                                 7%
P. O. Box 4227
Tampa, FL 33677

Portfolio Transactions

         Subject to the supervision of the Trustees of the Portfolio Trust, the Adviser selects the brokers and dealers that execute orders to purchase and sell portfolio securities for the Portfolio. The Adviser will generally seek to obtain the best available price and most favorable execution with respect to all transactions for the Portfolio. Standish may also consider the extent to which a broker or dealer provides research to Standish and the number of Fund shares sold by the broker or dealer in making its selection.

Other Matters

         The Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Standish, Ayer & Wood Investment Trust, One Financial Center, Boston, Massachusetts 02111, c/o Richard S. Wood, President so that they are received within a reasonable time before any such meeting.

         No business other than the matters described above is expected to come before the Meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the Meeting, the persons named on the enclosed proxy card will vote on such matters according to their best judgment in the interests of the Fund. If shareholders desire additional information about the matters proposed for action, the Trust's management will be pleased to hear from them and provide further information.

Proxies, Quorum and Voting at the Meeting

         Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Meeting will not revoke a proxy, a shareholder present at the Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Meeting will be voted in accordance with the instructions contained in the proxies. If no instruction is given, the persons named as proxies will vote the shares represented thereby in favor of the matters set forth in the attached Notice.

         In the event that, at the time any session of the Meeting is called to order, a quorum is not present at the Meeting, or in the event that a quorum is present at the Meeting but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting (with respect to all or some of the proposals) to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those Shares affected by the adjournment represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR all such proposals in favor of such an adjournment, and will vote those proxies required to be voted AGAINST any such proposal against any adjournment. A shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval. Under the Declaration of Trust of the Trust, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the issued and outstanding Shares of the Trust entitled to vote at the Meeting except that where the holders of any series of Shares are to vote as a series, then the presence in person or by proxy of the holders of a majority of the Shares of such series issued and outstanding and entitled to vote thereat shall constitute a quorum for the transaction of such business.

         Shares of the Fund (including shares which abstain or do not vote with respect to any of the proposals presented for shareholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting. Abstentions from voting will be treated as shares that are present and entitled to vote for purposes of determining the number of shares that are present and entitled to vote with respect to a proposal, but will not be counted as a vote in favor of that proposal. Accordingly, an abstention from voting has the same effect as a vote against a proposal.

         Adoption by the shareholders of the Fund of each proposal requires the affirmative vote of the lesser of (i) 67% or more of outstanding shares of the Fund present at the Meeting and entitled to vote, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy or
(ii) more than 50% of the Fund's outstanding shares. If a broker or nominee holding shares in "street name" indicates on the proxy that it does not have discretionary authority to vote as to any proposal, those shares will not be considered as present and entitled to vote as to that proposal. Accordingly, a "broker non-vote" has no effect on the voting in determining whether a proposal has been adopted pursuant to item (i) above, provided that the holders of more than 50% of the outstanding shares (excluding the "broker non-votes") of the Fund are present or represented by proxy. However, with respect to determining whether a proposal has been adopted pursuant to item (ii) above, because shares are represented by a "broker non-vote" are considered outstanding shares, a "broker non-vote" has the same effect as a vote against such proposal.

Expenses and Methods of Solicitation

         The costs of the Meeting, including the solicitation of proxies will be paid by Standish. Persons holding shares as nominees will be reimbursed by Standish, upon request, for their reasonable expenses of forwarding soliciting material to the principals of the accounts. In addition to the mailing of these proxy materials, proxies may be personally solicited by Trustees, officers and employees of the Trust, by personnel of Standish and of the Fund's transfer agent, Investors Bank & Trust Company, or by a professional solicitation organization in person or by telephone.

Dated: November 14, 1997

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

                                                                       Exhibit A

         Current Fundamental and Non-Fundamental Investment Restrictions
                    of Standish Short-Term Asset Reserve Fund

         As a matter of fundamental policy, the Fund may not:

         1. Issue senior securities, borrow money or securities, enter into reverse repurchase agreements or pledge or mortgage its assets, except that the Fund may (a) borrow money from banks as a temporary measure for extraordinary or emergency purposes (but not for investment purposes) in an amount up to 15% of the current value of its total assets, (b) enter into forward roll transactions,
(c) enter into reverse repurchase agreements in an amount up to 15% of the current value of its total assets, and (d) pledge its assets to an extent not greater than 15% of the current value of its total assets to secure such borrowings; however, the Fund may not make any additional investments while its outstanding bank borrowings exceed 5% of the current value of its total assets.

         2. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

         3. Purchase real estate or real estate mortgage loans, although the Fund may purchase CMOs, mortgage-backed pass-through securities and marketable securities of companies which deal in real estate.

         4. Purchase or sell commodities or commodity contracts except that the Fund may engage in financial futures contracts and related options transactions.

         5. Make loans of portfolio securities, except that the Fund may enter into repurchase agreements with respect to 25% of the value of its net assets.

         6. Invest, with respect to at least 75% of its total assets, more than 5% in the securities of any one issuer (other than the U.S. Government, its agencies or instrumentalities) or acquire more than 10% of the outstanding voting securities of any issuer.

         7. Invest more than 25% of its total assets in a single industry except that this restriction shall not apply to government securities. For purposes of this restriction, the industry classification of an asset-backed security is determined by its underlying assets. For example, certificates for automobile receivables and certificates for amortizing revolving debts constitute two different industries.

         8. Purchase securities on margin (except that the Fund may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities).

         9. Purchase the securities of other investment companies, provided that the Fund may make such a purchase (a) in the open market involving no commission or profit to a sponsor or dealer (other than the customary broker's commission), provided that immediately thereafter (i) not more than 10% of the Fund's total assets would be invested in such securities, (ii) not more than 5% of the Fund's total assets would be invested in the securities of any one investment company and (iii) not more than 3% of the voting stock of any one investment company would be owned by the Fund, or (b) as part of a merger, consolidation, or acquisition of assets.

                             -----------------------

        Proposed Fundamental and Non-Fundamental Investment Restrictions
                    of Standish Short-Term Asset Reserve Fund

         As a matter of fundamental policy, the Fund may not:

         1. Issue senior securities. For purposes of this restriction, borrowing money in accordance with paragraph 3 below, making loans in accordance with paragraph 7 below, the issuance of shares of beneficial interest in multiple classes or series, the deferral of trustees' fees, the purchase or sale of options, futures contracts, forward commitments and repurchase agreements entered into in accordance with the Fund's investment policies or within the meaning of paragraph 5 below, are not deemed to be senior securities.

         2. Borrow money, except (i) in amounts not to exceed 33-1/3% of the value of the Fund's total assets (including the amount borrowed) taken at market value from banks or through reverse repurchase agreements or forward roll transactions, (ii) up to an additional 5% of its total assets for temporary purposes, (iii) in connection with short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. For purposes of this investment restriction, investments in short sales, roll transactions, futures contracts, options on futures contracts, securities or indices and forward commitments, entered into in accordance with the Fund's investment policies, shall not constitute borrowing.

         3. Underwrite the securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under the Securities Act of 1933.

         4. Purchase or sell real estate except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in securities that are secured by real estate or interests therein, (iv) purchase and sell mortgage-related securities and (v) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

         5. Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell options on securities, securities indices and currency, futures contracts on securities, securities indices and currency and options on such futures, forward foreign currency exchange contracts, forward commitments, securities index put or call warrants and repurchase agreements entered into in accordance with the Fund's investment policies.

         6. Make loans, except that the Fund (1) may lend portfolio securities in accordance with the Fund's investment policies up to 33-1/3% of the Fund's total assets taken at market value, (2) enter into repurchase agreements, and
(3) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities.

         7. With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would at the time result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

         8. Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

         Notwithstanding any fundamental policy, the Fund may invest all of its assets (other than assets which are not "investment securities" (as defined in the 1940 Act) or are excepted by the SEC) in an open-end management investment company with substantially the same investment objective as the Fund.

                                                                       Exhibit B

                  Trustees and officers of the Portfolio Trust

         The Trustees and officers of the Portfolio Trust who are also directors, officers or employees of Standish are listed below. The address of each such person is c/o Standish, Ayer & Wood, Inc., One Financial Center, Boston, Massachusetts 02111.

                                Position Held with       Position with
Name                            the Portfolio Trust      Standish
----                            -------------------      --------

D. Barr Clayson                 Vice President           Vice President and
                                and Trustee              Managing Director

Edward H. Ladd                  Trustee and              Chairman of the Board
                                Vice President           and Managing Director

Richard S. Wood                 President                Vice President,
                                and Trustee              Secretary and
                                                         Managing Director

James E. Hollis III             Executive Vice           Vice President and
                                President                Director

Beverly E. Banfield             Vice President           Vice President and
                                                         Compliance Officer

Lavinia B. Chase                Vice President           Vice President

Anne P. Herrmann                Vice President           Mutual Fund
                                and Secretary            Administrator

David C. Stuehr                 Vice President           Vice President and
                                                         Director

Denise B. Kneeland              Vice President           Senior Operations
                                                         Manager

Rosalind J. Lillo               Vice President           Broker/Dealer
                                                         Administrator

Paul G. Martins                 Vice President and       Vice President of
                                Treasurer                Finance

                                Position Held with       Position with
Name                            the Portfolio Trust      Standish
----                            -------------------      --------

Sarah Walcott Abramson          Vice President           Compliance
                                                         Administrator

Kathleen M. Broccoli            Vice President           Assistant Vice
                                                         President,
                                                         Manager, Portfolio
                                                         Accounting Department

Thomas J. Hanlon                Vice President           Assistant Vice
                                                         President,
                                                         Manager, Trade
                                                         Settlement/Pricing
                                                         Department

                                                                       Exhibit C

                      FORM OF INVESTMENT ADVISORY AGREEMENT

         AGREEMENT made as of the close of business this 1st day of January, 1998, by and between Standish, Ayer & Wood Master Portfolio, an unincorporated trust organized under the laws of the State of New York (the "Portfolio Trust") and Standish, Ayer & Wood, Inc., a Massachusetts corporation (the "Adviser").

                              W I T N E S S E T H:

         WHEREAS, the Portfolio Trust is engaged in business as an open-end management investment company and is so registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

         WHEREAS, the assets held by the Trustees of the Portfolio Trust may be divided into separate funds, each with its own separate investment portfolio, investment objectives, policies and purposes; and

         WHEREAS, the Adviser is engaged in the business of rendering investment advisory and management services, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended; and

         WHEREAS, the Portfolio Trust desires to retain the Adviser to furnish investment advisory services to the Standish Short-Term Asset Reserve Portfolio (the "Portfolio"), a separate fund of the Portfolio Trust, and the Adviser is willing to furnish such services;

         NOW, THEREFORE, it is hereby agreed between the parties hereto as follows:

         1. Appointment of the Adviser. The Portfolio Trust hereby appoints the Adviser to act as investment adviser of the Portfolio for the period and on the terms herein set forth. The Adviser accepts such appointment and agrees to render the services herein set forth, for the compensation herein provided. The Adviser shall for all purposes herein be deemed an independent contractor and shall, unless expressly otherwise provided, have no authority to act for or represent the Portfolio in any way nor shall otherwise be deemed an agent of the Portfolio.

         2. Duties of the Adviser.

            a. The Adviser, at its expense, will furnish continuously an investment program for the Portfolio, will determine, subject to the overall supervision and review of the Trustees of the Portfolio Trust what investments shall be purchased, held, sold or exchanged by the Portfolio and what portion, if any, of the assets of the

Portfolio will be held uninvested, and shall, on behalf of the Portfolio Trust, make changes in the investments of the Portfolio. Subject always to the supervision of the Trustees of the Portfolio Trust and to the provisions of the Portfolio Trust's Agreement and Declaration of Trust and Bylaws and of the 1940 Act, the Adviser will also manage, supervise and conduct the other affairs and business of the Portfolio and matters incidental thereto. The Adviser, and any affiliate thereof, shall be free to render similar services to other investment companies and other clients and to engage in other activities, so long as the services rendered hereunder are not impaired.

            b. The Portfolio shall bear the expenses of its operations, including legal and auditing services, taxes and governmental fees, certain insurance premiums, costs of notices and reports to interest-holders, typesetting and printing of registration and financial statements for regulatory purposes and for distribution to existing and prospective interest-holders, bookkeeping and interest pricing expenses, fees and disbursements of the Portfolio Trust's custodian, administrator, transfer and dividend disbursing agent or registrar, or interest and other like expenses properly payable by the Portfolio Trust.

         3. Compensation of the Adviser.

            a. As full compensation for the services and facilities furnished by the Adviser under this Agreement, the Portfolio Trust agrees to pay to the Adviser a fee equal at an annual rate to 0.25% of the Portfolio's average daily net assets. Such fees shall be accrued when computed and payable monthly. For purposes of calculating such fee, the Portfolio's average daily net asset value shall be determined by taking the average of all determinations of net asset value made in the manner provided in the Portfolio's current prospectus and statement of additional information.

            b. The compensation payable to the Adviser hereunder for any period less than a full month during which this Agreement is in effect shall be prorated according to the proportion which such period bears to a full month.

         4. Limitation of Liability of Adviser. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio Trust in connection with any investment policy or the purchase, sale or retention of any securities on the recommendation of the Adviser; provided, however, that nothing herein contained shall be construed to protect the Adviser against any liability to the Portfolio Trust by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties under this Agreement.

         5. Term and Termination.

            a. This Agreement shall become effective on the date hereof. Unless terminated as herein provided, this Agreement shall remain in full force and effect until December 31, 1999 and shall continue in full force and effect for successive periods of one year thereafter, but only so long as each such continuance is approved annually (1) by either the Trustees of the Portfolio Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio, and, in either event, (ii) by vote of a majority of the Trustees of the Portfolio Trust who are not parties to this Agreement or "interested persons" (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval.

            b. This Agreement may be terminated at any time without the payment of any penalty by vote of the Trustees of the Portfolio Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Portfolio or by the Adviser, on sixty days' written notice to the other party.

            c. This Agreement shall automatically and immediately terminate in the event of its assignment as defined in the 1940 Act.

         6. Limitation of Liability. The phrase "Standish, Ayer & Wood Master Portfolio" means and refers to the Trustees from time to time serving under the Agreement and Declaration of Trust of the Portfolio Trust dated January 18, 1996, as the same may subsequently thereto have been, or subsequently hereto be, amended. It is expressly agreed that the obligations of the Portfolio Trust hereunder shall not be binding upon any of the Trustees, interest-holders, nominees, officers, agents or employees of the Portfolio Trust, personally, but shall bind only the trust property of the Portfolio Trust as provided in the Agreement and Declaration of Trust of the Portfolio Trust. The execution and delivery of this Agreement have been authorized by the Trustees and interest-holders of the Portfolio and this Agreement has been signed by an authorized officer of the Portfolio Trust, acting as such, and neither such authorization by such Trustees and interest-holders nor such execution and delivery by such officer shall be deemed to have been made by any of them, but shall bind only the trust property of the Portfolio Trust as provided in the Agreement and Declaration of Trust.

         IN WITNESS WHEREOF the parties hereto have caused this Agreement to be duly executed as of the date first written above.

                                           STANDISH, AYER & WOOD MASTER
                                           PORTFOLIO, on behalf of STANDISH
                                           SHORT-TERM ASSET RESERVE PORTFOLIO
Attest:

____________________________________       _____________________________________
                                           Richard S. Wood, President


                                           STANDISH, AYER & WOOD, INC.

Attest:

____________________________________       By:__________________________________

                                           Its:_________________________________

                                  PROXY BALLOT

                     STANDISH SHORT-TERM ASSET RESERVE FUND
                                   a series of
                     STANDISH, AYER & WOOD INVESTMENT TRUST

         The undersigned, revoking all prior proxies, hereby appoints Beverly E. Banfield, James E. Hollis and Richard S. Wood, or any of them individually, as proxies, with full powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Standish Short-Term Asset Reserve Fund (the "Fund"), a series of Standish, Ayer & Wood Investment Trust (the "Trust"), to be held at the offices of the Trust, One Financial Center, 26th Floor, Boston, Massachusetts 02111, on December 17, 1997, at 10:00 a.m. or at any adjournment thereof, notice of which meeting and the Proxy Statement accompanying the same have been received by the undersigned, upon the following matters as described in the Notice of Special Meeting and accompanying Proxy Statement:

1. To consider and act upon a proposal to adopt and to implement a new investment policy to authorize the Fund to invest substantially all of its assets in a portfolio (the "Portfolio"), a series of a separate open-end management investment company (the "Portfolio Trust") having substantially the same investment objective, policies and restrictions as the Fund, and to amend certain investment restrictions to permit such investment.

            [ ] FOR           [ ] AGAINST         [ ] ABSTAIN

2. To consider and act upon proposals to authorize the Trust to vote as a holder of an interest in the Portfolio to:

    (A) Elect Trustees of the Portfolio Trust;

        [ ] For all Nominees listed below

        [ ] Vote withheld for all Nominees listed below

        [ ] For all Nominees listed below (except as marked to the contrary below by striking out the name of a nominee)

    D. Barr Clayson, Samuel C. Fleming, Benjamin M. Friedman, John H. Hewitt, Edward H. Ladd, Caleb Loring III and Richard S. Wood

    (B) Ratify the selection of Coopers & Lybrand, L.P.P. as the independent accountants of the Portfolio; and

            [ ] FOR           [ ] AGAINST         [ ] ABSTAIN

    (C) Approve the investment advisory agreement between the Portfolio and its investment adviser, Standish, Ayer & Wood, Inc.

            [ ] FOR           [ ] AGAINST         [ ] ABSTAIN

3. Amend and restate the Fund's investment restrictions.

            [ ] FOR           [ ] AGAINST         [ ] ABSTAIN

4. To transact such other business as may properly come before the meeting or any adjournment thereof.

   Said proxies will vote this proxy as directed, or if no direction is indicated, for each of the Nominees listed above and for Proposals 1, 2B, 2C, 3 and 4 unless authority to do so is specifically withheld in the manner provided.

                                        Dated:_________________, 1997


                                   ______________________________________

         Account #:                ______________________________________

                                   ______________________________________
                                                Signature(s)

In signing, please write name(s) exactly as your account is registered. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.

This proxy is solicited on behalf of the Board of Trustees and should be returned as soon as possible in the envelope provided.